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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2005

                                  K-Fed Bancorp
                                  -------------
             (Exact name of registrant as specified in its charter)

         Federal                     000-50592                20-0411486
         -------                     ---------                ----------
(State or other jurisdiction)       (Commission            (I.R.S. Employer
      of incorporation)              File No.)           Identification No.)


Address of principal executive offices:  1359 N. Grand Avenue, Covina, CA 91722
                                         --------------------------------------


Registrant's telephone number, including area code:  (626) 339-9663
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS.

     On August 29, 2005, K-Fed Bancorp issued a press release disclosing that its Board of Directors declared a quarterly cash dividend of $.06 per share on its common stock. The dividend will be paid on September 23, 2005 to the shareholders of record as of the close of business on September 9, 2005.

A copy of the press release is included as Exhibit 99.1 to this report.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

     (B) PRO FORMA FINANCIAL INFORMATION: None

     (C) EXHIBITS:

         Exhibit 99.1: Press Release





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           K-FED BANCORP


DATE: August 30, 2005                      By: /s/ Kay M. Hoveland
                                               -------------------
                                               Kay M. Hoveland
                                               President and Chief Executive
                                               Officer